Exhibit 99.1

PRESS RELEASE For Immediate Release
Monolithic Power Systems, Inc.
6409 Guadalupe Mines Road San Jose, CA 95120 USA T: 408-826-0600, F: 408-826-0601 www.monolithicpower.com
Monolithic Power Systems Announces Results for the Fourth Quarter and Year Ended December 31, 2011

SAN JOSE, Calif. February 9, 2012--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter and year ended December 31, 2011.

The results for the quarter ended December 31, 2011 are as follows:

•	Net revenues of $47.5 million, a 10.4% decrease from $53.0 million in the third quarter of 2011 and a slight increase from $47.1 million in the fourth quarter of 2010.
•	Gross margin of 52.5%, flat to the third quarter of 2011 and a 2.0% increase from 50.5% in the fourth quarter of 2010.
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GAAP operating expenses of $22.5 million, including $21.6 million for research and development and selling, general and administrative expenses, which include $3.0 million for stock-based compensation, and $0.9 million for litigation expenses.  Comparatively, for the three months ended December 31, 2010, GAAP operating expenses were $19.8 million, including $19.1 million for research and development and selling, general and administrative expenses, which includes $3.0 million for stock-based compensation and $0.7 million for litigation expenses.

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Non-GAAP(1) operating expenses of $19.5 million, excluding $3.0 million for stock-based compensation, compared to $16.8 million, excluding $3.0 million for stock-based compensation for the three months ended December 31, 2010.

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GAAP net income of $2.5 million, with GAAP earnings per share of $0.07 per diluted share.  Comparatively, GAAP net income was $3.6 million, with GAAP earnings per share of $0.10 per diluted share for the quarter ended December 31, 2010.

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Non-GAAP(1) net income of $5.2 million, with non-GAAP earnings per share of $0.15 per diluted share, excluding stock-based compensation and related tax effects, compared to non-GAAP net income of $6.7 million, with non-GAAP earnings per share of $0.18 per diluted share, excluding stock-based compensation and related tax effects for the quarter ended December 31, 2010.

The results for the year ended December 31, 2011 are as follows:

•	Net revenues of $196.5 million, compared to $218.8 million for the year ended December 31, 2010, a decrease of 10.2%.
•	Gross margin of 51.7%, compared to 55.5% for the year ended December 31, 2010.
•
GAAP operating expenses of $88.2 million, including $84.8 million for research and development and selling, general and administrative expenses, which includes $12.8 million for stock-based compensation, and $3.4 million for litigation expenses. Comparatively, GAAP operating expenses of $91.0 million, including $85.5 million for research and development and selling, general and administrative expenses, which includes $16.4 million for stock-based compensation, and $5.4 million for patent litigation expenses for the year ended December 31, 2010.

•
Non-GAAP(1) operating expenses of $75.4 million, excluding $12.8 million for stock-based compensation, compared to $74.5 million, excluding $16.4 million in stock-based compensation for the year ended December 31, 2010.

•	GAAP net income of $13.3 million, with GAAP EPS of $0.38 per diluted share compared to GAAP net income of $29.6 million, with GAAP EPS of $0.78 per diluted share for the year ended December 31, 2010.
•
Non-GAAP(1) net income of $24.8 million, with non-GAAP earnings per share of $0.71 per diluted share, excluding stock-based compensation and related tax effects compared to non-GAAP net income of $44.6 million, with non-GAAP earnings per share of $1.18 per diluted share, excluding stock-based compensation and related tax effects for the year ended December 31, 2010.

 The following is a summary of revenue by product family for the period indicated (in thousands):

	Three months ended December 31,		Year ended December 31,
Product Family	2011	2010	2011	2010
DC to DC Converters	$41,283	$41,969	$165,608	$183,051
Lighting Control Products	5,716	4,230	26,487	28,554
Audio Amplifiers	462	858	4,424	7,235
Total	$47,461	$47,057	$196,519	$218,840

“We successfully executed on our transition plan in 2011 and are now ready to grow again,” said Michael Hsing, CEO and founder of MPS. “We have seen the benefits of product and market diversification. I believe our new product offerings will lead MPS to growth in 2012 and beyond.”

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2012:

•	Revenues in the range of $46.0 million to $50.0 million.

•	Gross margin similar to the fourth quarter of 2011.

•
Research and development and selling, general and administrative expenses between $22.0 million and $23.5 million. Non-GAAP(1) research and development and selling, general and administrative expenses between $19.5 million and $20.5 million. This excludes an estimate of stock-based compensation expense in the range of $2.5 million to $3.0 million.

•	Litigation expense in the range of $0.5 million to $0.7 million.

(1) Non-GAAP net income, non-GAAP earnings, non-GAAP operating expenses and non-GAAP research and development and selling, general and administrative expenses differ from net income, earnings, operating expenses, and research and development and selling, general and administrative expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income for the quarters and years ended December 31, 2011 and 2010 excludes the effect of stock-based compensation expense and its related tax effect. Non-GAAP operating expenses for the quarters and years ended December 31, 2011 and 2010 exclude the effect of stock-based compensation expense. Projected non-GAAP research and development and selling, general and administrative expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call
MPS plans to conduct an investor teleconference covering its quarter and year ended December 31, 2011 results at 2:00 p.m. PT / 5:00 p.m. ET today, February 9, 2012. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at 404-537-3406, code number 41756353. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement
This press release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, gross margin, GAAP and non-GAAP research and development and selling, general and administrative expenses, stock-based compensation expense and litigation expense for the quarter ending March 31, 2012, (ii) our outlook for the long term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) our expected pricing practices in 2012, (v) the seasonality of our business, (vi) our ability to reduce our manufacturing costs, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which the Company is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ SEC filings, including, but not limited to, its Form 10-K filed on March 4, 2011 and its Form 10-Q filed on October 27, 2011.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.
Monolithic Power Systems, Inc. (MPS) develops and markets proprietary, advanced analog and mixed-signal semiconductors. The company combines advanced process technology with its highly experienced analog designers to produce high-performance power management integrated circuits (ICs) for DC to DC converters, LED drivers, Cold Cathode Fluorescent Lamp (CCFL) backlight controllers, Class D audio amplifiers, and Linear ICs. MPS products are used extensively in computing and network communications products, LCD monitors and TVs, and a wide variety of consumer and portable electronics products. MPS partners with world-class manufacturing organizations to deliver top quality, ultra-compact, high-performance solutions through the most productive, cost-efficient channels. Founded in 1997 and headquartered in San Jose, California, the company has expanded its global presence with sales offices in Taiwan, China, Korea, Japan, and Europe, which operate under MPS International, Ltd.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:
Meera Rao
Chief Financial Officer
Monolithic Power Systems, Inc.
408-826-0777
investors@monolithicpower.com

Consolidated Balance Sheets
(Unaudited, in thousands, except par value and share amounts)

	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$96,371	$48,010
Short-term investments	77,827	129,709
Accounts receivable, net of allowances of $5 in 2011 and $0 in 2010	15,097	18,347
Inventories	20,104	25,789
Deferred income tax assets, net - current	421	204
Prepaid expenses and other current assets	1,685	2,314
Total current assets	211,505	224,373
Property and equipment, net	47,794	37,262
Long-term investments	13,675	19,180
Deferred income tax assets, net - long-term	239	39
Other assets	654	749
Total assets	$273,867	$281,603

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,904	$8,979
Accrued compensation and related benefits	9,321	8,792
Accrued liabilities	7,845	11,199
Total current liabilities	26,070	28,970

Non-current income tax liabilities	4,920	5,015
Other long-term liabilities	-	723
Total liabilities	30,990	34,708
Stockholders' equity:
Common stock, $0.001 par value, $34 and $35 in 2011 and 2010, respectively; shares authorized: 150,000,000; shares issued and outstanding: 33,826,032 and 35,063,033 in 2011 and 2010, respectively	159,336	178,269
Retained earnings	79,948	66,647
Accumulated other comprehensive income	3,593	1,979
Total stockholders’ equity	242,877	246,895
Total liabilities and stockholders’ equity	$273,867	$281,603

Consolidated Statement of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended December 31,
	2011	2010	2011	2010

Revenue	$47,461	$47,057	$196,519	$218,840
Cost of revenue	22,544	23,316	94,925	97,383
Gross profit	24,917	23,741	101,594	121,457
Operating expenses:
Research and development*	11,403	10,256	44,518	44,372
Selling, general and administrative*	10,198	8,865	40,280	41,169
Litigation	905	659	3,379	5,418
Total operating expenses	22,506	19,780	88,177	90,959

Income from operations	2,411	3,961	13,417	30,498
Other income (expense):
Interest and other income	137	231	671	1,156
Interest and other expense	(38)	(71)	(362)	(234)
Total other income, net	99	160	309	922

Income before income taxes	2,510	4,121	13,726	31,420
Income tax provision	57	540	425	1,857

Net income	$2,453	$3,581	$13,301	$29,563
Basic net income per share	$0.07	$0.10	$0.39	$0.83
Diluted net income per share	$0.07	$0.10	$0.38	$0.78
Weighted average common shares outstanding:
Basic	33,759	35,420	34,050	35,830
Diluted	34,374	36,729	35,160	37,826

* Stock-based compensation has been included in the following line items:
Cost of revenue	$77	$128	$312	$393
Research and development	1,356	1,365	5,909	6,742
Selling, general and administrative	1,657	1,592	6,905	9,675
Total	$3,090	$3,085	$13,126	$16,810

	Three months ended December 31,
	2011	2010	2011	2010

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(in thousands, except per share amounts)

Net income	$2,453	$3,581	$13,301	$29,563
Net income as a percentage of revenue	5.2%	7.6%	6.8%	13.5%

Adjustments to reconcile net income to non-GAAP net income
Stock-based compensation	$3,090	$3,085	$13,126	$16,810
Tax effect	(363)	(0)	(1,589)	(1,760)
Non-GAAP net income	$5,180	$6,666	$24,838	$44,613
Non-GAAP net income as a percentage of revenue	10.9%	14.2%	12.6%	20.4%

Non-GAAP earnings per share, excluding stock-based compensation and related tax effects:
Basic	$0.15	$0.19	$0.73	$1.25
Diluted	$0.15	$0.18	$0.71	$1.18

Shares used in the calculation of non-GAAP earnings per share:
Basic	33,759	35,420	34,050	35,830
Diluted	34,374	36,729	35,160	37,826

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(in thousands, except per share amounts)

Total operating expenses	$22,506	$19,780	$88,177	$90,959

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses
Stock-based compensation	$(3,013)	$(2,957)	$(12,814)	$(16,417)
Non-GAAP operating expenses	$19,493	$16,823	$75,363	$74,542

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(in thousands, except per share amounts)

Total operating income	$2,411	$3,961	$13,417	$30,498
Operating income as a percentage of revenue	5.1%	8.4%	6.8%	13.9%

Adjustments to reconcile total operating income to non-GAAP total operating income
Stock-based compensation	$3,090	$3,085	$13,126	$16,810
Non-GAAP operating income	$5,501	$7,046	$26,543	$47,308
Non-GAAP operating income as a percentage of revenue	11.6%	15.0%	13.5%	21.6%

2012 First Quarter Outlook

	Three months ending March 31, 2012
	Low	High
R&D and SG&A	$22,000	$23,500

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A
Stock-based compensation	(2,500)	(3,000)
Non-GAAP R&D and SG&A	$19,500	$20,500